SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported:)  May 15, 1996
                                                 ----------------


                    Chevy Chase Master Credit Card Trust
               __________________________________________________
               (Exact name of registrant as specified in charter)





      Maryland                    33-81786          52-0897004
    ________________             _________          __________

  (State or other jurisdiction  (Commission   (I.R.S. Employer
   of incorporation or           File No.)     Identification No)
   organization)


            C/O CHEVY CHASE BANK, F.S.B.
            8401 Connecticut Avenue
            Chevy Chase, Maryland                         20815
     ________________________________________          __________
     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (301) 986-7000
                                                   _____________

                                 Not Applicable
_________________________________________________________________
 (Former name, former address and former fiscal year, if  changed since last report.)






    Item 5.  Other Events

              None.


   Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

     Exhibit 99.1  Monthly Report to Certificateholders dated
                   May 15, 1996 for Series 1994-1, Series 1994-2,
                   Series 1994-3, Series 1994-4, Series 1994-5,
                   and Series 1995-1.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange
     Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Master Credit Card Trust by the undersigned thereunto duly authorized.


                             Chevy Chase Master Credit Card Trust

                             By:   Chevy Chase Bank, F.S.B.
                            Originator of the Trust and Servicer


     Dated:   May 15, 1996  By:  Mark A. Holles
                                 ----------------
                                 Mark A. Holles
                                 Vice President